EXHIBIT 10.24

AMENDMENT # 1 TO THE PRODUCTION SHARING CONTRACT DATED 30 JUNE 2011

BETWEEN

THE REPUBLIC OF CHAD, represented herein by Mr. DJERASSEM LE BEMADJIEL, Minister of Oil and Energy,

Hereinafter the “State”, on the one hand,

AND

THE ERHC ENERGY (BVI) LTD, COMPANY incorporated under U.S. law and headquartered in Houston, Texas, 5444 Westheimer Road, Suite 1440 Houston, TX 77056, represented herein by Mr. Sylvan Odobulu, in his capacity as Financial Officer/Controller representing the Chief Executive Officer,

Hereinafter the “Contractor”, on the other,

The State and the Contractor each a “Party” and together the “Parties”.

WHEREAS

a.	the Parties of this amendment are parties to the Production Sharing Contract (“PSC”) concluded on 30 June 2011 and approved by Order # 02/PR/2011 dated 17 August 2013;
b.	this PSC covers the “Contractual Exploration Area” that includes three blocks, namely Manga, Chari Ouest 3 et BDS-2008;
c.	the Contractor now wishes to focus its exploration operations exclusively on the BDS2008 block for the sake of efficiency;
d.	in a letter dated 27 February 2013, the Contractor expressed its intention to relinquish the Manga and Chari Ouest 3 blocks, and to retain only the BDS-2008 block as its Contractual Exploration Area;
e.	the Parties are expected to amend the PSC as required so as to remove the Manga and Chari Ouest 3 blocks.

NOW, THEREFORE, THESE AMENDMENTS TO THE PSC HAVE BEEN DECIDED AND AGREED AS FOLLOWS:

ANNEX A
DELIMITATION OF THE CONTRACTUAL EXPLORATION AREA

ANNEX A has been modified as follows:

“The coordinates of the Contractual Exploration Area are those described in Decree # 167/MEP/SG/DEP/2012 dated 29 May 2012 concerning the Exclusive Prospecting for oil and gas Authorization awarded to the Contractor ERHC ENERGY (BVI) LTD. These coordinates are an integral part of the Contractual Exploration Area as far as areas that are not previously included in the limits of an authorization or permit awarded to a third Party before the date of signature of this Contract.

The Contractual Exploration Area is made up only of the BDS-2008 block.”

It is understood that:

1.	The coordinates for the Manga and Chari Ouest 3 blocks, added to Annex A, are removed from the PSC.

2.	All payments pertaining to the Signing Bonus and its related costs, to the Ad Valorem royalty, and to training completed by the Contractor within the framework of the PSC for the Manga, Chari Ouest 3, and BDS-2008 blocks, are and remain the property of the State. The Contractor waives all claims and demands of those payments, in whole or in part. Therefore, any claim or demand of those payments shall be null and void.

3.	All other conditions of the PSC not modified by this amendment remain unchanged. Therefore, this amendment and the PSC must be considered, read, and interpreted as a single instrument.

The effective date of this Amendment shall be the date of promulgation by the President of the Republic of Chad of the Approval Decree or Order of said Amendment.

Signed by the Parties at N’djamena, on …………………… 2013, in two (2) original copies.

For the Republic of Chad
The Minister of Oil and Energy

For ERHC Energy (BVI) Limited
p.p. the Chied Executive Officer
The Financial Officer/ Controller

[COAT OF ARMS]	[TEXT IN ARABIC IN THIS COLUMN]
REPUBLIC OF CHAD Unity-Work-Progress
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OFFICE OF THE PRESIDENT OF THE REPUBLIC
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Approval: SGG [signature]

ORDER NO. 011/PR/2013

Approving Amendment No. 01 to the Production Sharing Agreement signed on June 30th, 2011 between the Republic of Chad and ERHC ENERGY (BVI) LTD.

THE PRESIDENT OF THE REPUBLIC,
HEAD OF STATE
CHAIRMAN OF THE COUNCIL OF MINISTERS

Pursuant to the Constitution;

Pursuant to Law No. 010/PR/2013 of June 10, 2013, empowering the Government to legislate by means of orders during the period from June 4th to October 4, 2013;

The Council of Ministers consulted at its legal residence on September 20, 2013

ORDERS

Article 1: Amendment No. 01 to the Production Sharing Agreement signed on June 30, 2011, between the Republic of Chad and ERHC ENERGY (BVI) LTD is approved and signed on September 12, 2013.

Article 2: This Order shall be recorded, published in the Official Gazette of the Republic and enforced as State law.

N'Djamena, Sept. 24, 2013
[Signature]

IDRISS DEBY ITNO [Arabic text]